Quarterly Holdings Report
for

Fidelity® Disruptors Fund

February 28, 2021

DSL-QTLY-0421
1.9897408.100

Schedule of Investments February 28, 2021 (Unaudited)

Showing Percentage of Net Assets

Domestic Equity Funds - 100.0%
	Shares	Value
Fidelity Disruptive Automation Fund Class F (a)	1,665,209	$28,957,983
Fidelity Disruptive Communications Fund Class F (a)	1,750,690	28,553,755
Fidelity Disruptive Finance Fund Class F (a)	1,772,618	28,840,496
Fidelity Disruptive Medicine Fund Class F (a)	2,197,905	28,023,284
Fidelity Disruptive Technology Fund Class F (a)	1,612,674	29,786,097
TOTAL DOMESTIC EQUITY FUNDS
(Cost $121,712,392)		144,161,615
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $121,712,392)		144,161,615
NET OTHER ASSETS (LIABILITIES) - 0.0%		(5,831)
NET ASSETS - 100%		$144,155,784

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Disruptive Automation Fund Class F	$3,961,392	$20,354,958	$195,657	$124,691	$(5,516)	$4,842,806	$28,957,983
Fidelity Disruptive Communications Fund Class F	3,912,215	20,549,853	195,657	319,588	(7,706)	4,295,050	28,553,755
Fidelity Disruptive Finance Fund Class F	3,956,105	20,502,752	195,657	272,487	(6,204)	4,583,500	28,840,496
Fidelity Disruptive Medicine Fund Class F	3,800,621	22,854,738	195,657	218,285	(5,243)	1,568,825	28,023,284
Fidelity Disruptive Technology Fund Class F	3,912,007	20,371,983	195,657	141,718	(8,884)	5,706,648	29,786,097
Total	$19,542,340	$104,634,284	$978,285	$1,076,769	$(33,553)	$20,996,829	$144,161,615

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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